                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                        Van Kampen California Tax Free Income Fund*
                        Van Kampen Michigan Tax Free Income Fund*
                        Van Kampen Missouri Tax Free Income Fund*
                        Van Kampen Ohio Tax Free Income Fund*
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Short-Term Global Income Fund
                        Van Kampen Strategic Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Great American Companies Fund
                        Van Kampen Growth Fund
                        Van Kampen Mid Cap Value Fund
                        Van Kampen Prospector Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund
                    The Explorer Institutional Trust
                          Explorer Institutional Active Core Fund
                          Explorer Institutional Limited Duration Fund

                    Van Kampen Global Managed Assets Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                        Morgan Stanley Real Estate Securities Portfolio
                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen World Portfolio Series Trust
                        Van Kampen Global Government Securities Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen Aggressive Equity Fund
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Global Fixed Income Fund
                        Van Kampen Global Franchise Fund
                        Morgan Stanley Government Obligations Money Market Fund Van Kampen Growth and Income Fund II*
                        Van Kampen High Yield & Total Return Fund
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund*
                        Morgan Stanley Money Market Fund
                        Morgan Stanley Tax-Free Money Market Fund*
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund

                          Insured Municipals Income Trust                                      Series 414
                          Strategic Municipal Trust, Intermediate                              Series 2
                          California Insured Municipals Income Trust                           Series 182
                          Florida Insured Municipals Income Trust                              Series 126
                          Georgia Insured Municipals Income Trust                              Series 89
                          Michigan Insured Municipals Income Trust                             Series 158
                          Missouri Insured Municipals Income Trust                             Series 113
                          Pennsylvania Insured Municipals Income Trust                         Series 244
                          Virginia Investors' Quality Tax-Exempt Trust                         Series 86
                          Van Kampen Focus Portfolios Insured Income Trust                     Series 74
                          Internet Trust                                                       Series 15
                          Pacific Strategic 10 Trust                                           August 1999 Series
                          The Dow SM Strategic 10 Trust                                        September 1999 Series
                          The Dow SM Strategic 10 Trust                                        September 1999
                                                                                               Traditional Series
                          The Dow SM Strategic 5 Trust                                         September 1999 Series
                          The Dow SM Strategic 5 Trust                                         September 1999
                                                                                               Traditional Series
                          EAFE Strategic 20 Trust                                              September 1999 Series

                          Strategic Picks Opportunity Trust                                    September 1999 Series

                          Great International Firms Trust                                      Series 9
                          Brand Name Equity Trust                                              Series 10
                          Dow 30 Index Trust                                                   Series 8
                          Dow 30 Index and Treasury Trust                                      Series 10
                          Global Energy Trust                                                  Series 10
                          Financial Institutions Trust                                         Series 1
                          Edward Jones Select Growth Trust                                     August 1999 Series
                          Internet Trust                                                       Series 16A
                          Internet Trust                                                       Series 16B
                          Morgan Stanley High-Technology 35 Index Trust                        Series 8A
                          Morgan Stanley High-Technology 35 Index Trust                        Series 8B
                          Pharmaceutical Trust                                                 Series 7A
                          Pharmaceutical Trust                                                 Series 7B
                          Telecommunications & Bandwidth Trust                                 Series 7A
                          Telecommunications & Bandwidth Trust                                 Series 7B

                          New Frontier Utility Trust                                                Series 7A
                          New Frontier Utility Trust                                                Series 7B
                          Roaring 2000s Trust                                                       Series 3
                          Roaring 2000s Trust Traditional                                           Series 3
                          Robert Baird - Utility & Communications Trust                             Series 1
                          Josepthal - Small Cap Focus Portfolio                                     Series 1
                          Morgan Stanley Multinational Index Trust                                  Series 1A
                          Morgan Stanley Multinational Index Trust                                  Series 1B
                          Software Trust                                                            Series 1A
                          Software Trust                                                            Series 1B
                          Gruntal - E-Commerce Software Growth Trust                                Series 1
                          Wheat First Union - Mid-Cap Banking Opportunity Trust                     Series 1





             * Funds that have not commenced investment operations.